                                  AMENDMENT NO.3 TO
                             JOINT VENTURE AGREEMENT OF
                                  VICTORIA PARTNERS

    This Amendment No. 3 to Joint Venture Agreement of Victoria Partners (the "Amendment"), dated as of February 28, 1996, is entered into with reference to the Joint Venture Agreement of Victoria Partners, dated as of December 9, 1994, as amended by Amendment No. 1 thereto dated as of April 17, 1995, and Amendment No. 2 thereto dated as of September 25, 1995 (as so amended, the "Joint Venture Agreement"), by and between MRGS Corp., a Nevada corporation ("MR Sub"), and Gold Strike L.V., a Nevada general partnership ("Gold Strike"). Capitalized terms used but not defined in this Amendment are used with the meanings set forth for such terms in the Joint Venture Agreement.

                                       PREAMBLE

    WHEREAS, MR Sub and Gold Strike desire to amend certain terms and provisions of the Joint Venture Agreement as provided herein, and in all other respects to confirm the terms and provisions of the Joint Venture Agreement.

    NOW, THEREFORE, MR Sub and Gold Strike agree as follows:

    1. AMENDMENT TO SECTION 9.5. The following is hereby added after the third and before the fourth sentences of Section 9.5 of the Joint Venture
Agreement:

         "The Managing Venturer may appoint, from time to time, certain employees of the Managing Venture or its Affiliates to devote essentially full time to the management of the Facility and retain such employees on its payroll. In such event, the Joint Venture shall reimburse the Managing Venturer or its Affiliate for the out-of-pocket compensation (e.g., salary, bonus, direct cost of health and retirement benefit plans) paid to such employee for performing services to the Joint Venture on a full time basis. The terms of any benefits offered to such an employee (including, without limitation, health benefit plans, retirement plans, stock option grants) shall be in the sole discretion of the Managing Venturer of its Affiliate."

    2. CONFIRMATION. In all other respects, the terms and provisions of the Joint Venture Agreement are hereby confirmed and shall remain unchanged and in full force and effect.

    [Signature page to follow]

    IN WITNESS WHEREOF, the parties have executed this Amendment as of the date first above written.

                         MRGS CORP., a Nevada corporation



                         By: /s/ Daniel R. Lee
                             ---------------------
                             Daniel R. Lee
                             Chief Financial Officer

                         GOLD STRIKE L.V., a Nevada
                         general partnership
                             By:  M.S.E. Investments, Incorporated,
                                  a Nevada corporation,
                             Its: general partner



                                  By: /s/ Michael S. Ensign
                                      -------------------------
                                      Michael S. Ensign,
                                      President



                                          2